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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT January 24, 1996                  Commission file number 0-784
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                              DETREX CORPORATION
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            (Exact name of registrant as specified in its charter)




      Michigan                                                 38-0480840
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(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)

24901 Northwestern Hwy., Ste. 500, Southfield, MI                 48075
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    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code            (810) 358-5800
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Securities registered pursuant to section 12(b) of the Act:


                                                  Name of each exchange on
     Title of each class                               which registered
     --------------------                         ------------------------
             None                                            None

Securities registered pursuant to Section (g) of the Act:

                      Common Capital Stock, $2 Par Value
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                               (Title of Class)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days.

                                                       YES   X       NO
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Item 5. OTHER EVENTS

                The registrant issued the following press release on January 24, 1996:

        "Detrex Corporation announced today that Tom Mark is joining the company as president and chief operating officer, effective immediately, and that William C. King, chief executive officer, has been named chairman of the board.

        Mark has been president and general manager of ABB Paint Finishing since 1990. Arbie R. Thalacker, outgoing chairman of the Detrex Board, said, "We are excited that Tom Mark is joining us. He brings to Detrex a wealth of experience in the chemical, process design and paint fields. His entire business career has been focused on engineering and construction of paint finishing and environmental control systems for automotive and general industry applications. In addition, he has broad experience in the management, marketing and financial areas of this highly specialized business. His election as president and chief operating officer, as well as a member of the board, provides Tom with a prominent role in improving our company's leadership in the specialty chemical business."

        Thalacker also stated, "I asked Bill King to assume the additional responsibilities as chairman of the board and the Board of Directors unanimously agreed. We are very pleased with Bill's leadership of Detrex; he will continue as chief executive officer. I will continue to be closely involved as a member of the Board and a principal point of contact with Bill and Tom."

        Mark began his business career with Flakt, Inc. after earning a B.A. degree in biology and chemistry from Williams College, Williamstown, Massachusetts, in 1976. He received his M.B.A. degree in finance and administration from New York University in 1980.

        King joined Detrex as president and chief executive officer in early 1995. He served as president and chief operating officer of Masland Industries from 1992 and 1994. He also has served in numerous executive positions at Bendix Corporation (now Allied-Signal, Inc.), Kelsey-Hayes and Pontiac Motor Division of General Motors. He graduated from Western Michigan University with a bachelors degree in marketing in 1966, and earned a masters degree in systems management from Baldwin-Wallace College in 1978."



                                  SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   DETREX CORPORATION


                                                   Gerald J. Israel
                                                   -----------------------------
                                                   Gerald J. Israel
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer



Dated:  January 24, 1996